UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 4, 2025

(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

The information set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.01.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of ImmuCell Corporation (the Company) has elected Timothy C. Fiori, age 46, to serve as its Chief Financial Officer effective April 7, 2025. For the past 24 years, Mr. Fiori has held various financial and commercial operating positions at Idexx Laboratories in Westbrook, Maine (Nasdaq: IDXX), most recently as its Senior Director Finance, Commercial Operations since 2020.

Mr. Fiori will be compensated at an annual base salary of $250,000 and will be entitled to participate in the employee benefit plans offered by the Company, including its 2017 Stock Option and Incentive Plan. The Company has entered into an Incentive Compensation Agreement with Mr. Fiori, which provides Mr. Fiori with certain cash bonuses as further inducement to continue his employment with the Company and to contribute to the Company’s attainment of certain specific objectives and outcomes.

The forgoing description of the Incentive Compensation Agreement is qualified in all respects by reference to the full text of the Incentive Compensation Agreement, attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated into this Item 5.02 by reference. A copy of the press release announcing Mr. Fiori’s appointment is furnished as Exhibit 99.1.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Incentive Compensation Agreement between the Company and Timothy C. Fiori dated as of April 4, 2025
99.1	Press Release of the Company dated April 7, 2025.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: April 7, 2025	By:	/s/ Michael F. Brigham
Michael F. Brigham
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Incentive Compensation Agreement between the Company and Timothy C. Fiori dated as of April 4, 2025
99.1	Press Release of the Company dated April 7, 2025
104	Cover Page Interactive Data File

3